COMPUTATIONAL MATERIALS DISCLAIMER

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.  In addition, the Underwriter is an affiliate of the depositor.

Subject to Revision
Term Sheet dated October 3, 2005
$980,582,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2005-D
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-D
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2005-D (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.  Only the Certificates listed as Offered Certificates (the “Offered Certificates”) in this Term Sheet are offered hereby.

This term sheet (the "Term Sheet") contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Offered Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Offered Certificates or any changes made to the structure of the Offered Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Offered Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Offered Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

RBS GREENWICH CAPITAL
BANC OF AMERICA SECURITIES LLC
CITIGROUP
CREDIT SUISSE FIRST BOSTON

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat (3)	Expected Principal Window (mos) Call/Mat (3)	Final Scheduled Distribution Date (4)	Expected Ratings
								S&P	Moody's	Fitch
AF-1	$101,410,000	I	Fixed	Sen-Seq	1.00/1.00	1-23/1-23	September 2021	AAA	Aaa	AAA
AF-2	$19,130,000	I	Fixed	Sen-Seq	2.20/2.20	23-29/23-29	April 2024	AAA	Aaa	AAA
AF-3	$26,860,000	I	Fixed	Sen-Seq	3.00/3.00	29-53/29-53	April 2027	AAA	Aaa	AAA
AF-4	$35,970,000	I	Fixed	Sen-Seq	5.00/5.00	53-68/53-68	January 2032	AAA	Aaa	AAA
AF-5	$41,999,000	I	Fixed	Sen-Seq	6.56/9.02	68-81/68-185	October 2035	AAA	Aaa	AAA
AF-6	$27,500,000	I	Fixed	Sen-NAS	6.14/6.74	51-81/51-183	October 2035	AAA	Aaa	AAA
AV-1(5)	$342,000,000	II	Floating	Sen-Seq	1.00/1.00	1-21/1-21	August 2027	AAA	Aaa	AAA
AV-2(5)	$205,840,000	II	Floating	Sen-Seq	2.69/2.84	21-81/21-161	July 2035	AAA	Aaa	AAA
M-1	$34,380,000	I & II	Floating	Mez	4.99/5.51	47-81/47-158	October 2035	AA+	Aa1	AA+
M-2	$32,387,000	I & II	Floating	Mez	4.85/5.35	44-81/44-152	October 2035	AA	Aa2	AA
M-3	$22,422,000	I & II	Floating	Mez	4.77/5.26	42-81/42-145	October 2035	AA-	Aa3	AA-
M-4	$16,941,000	I & II	Floating	Mez	4.72/5.19	41-81/41-140	October 2035	A+	A1	A+
M-5	$16,941,000	I & II	Floating	Mez	4.69/5.14	40-81/40-135	October 2035	A	A2	A
M-6	$15,446,000	I & II	Floating	Mez	4.66/5.09	40-81/40-129	October 2035	A-	A3	A-
M-7	$15,944,000	I & II	Floating	Mez	4.64/5.03	39-81/39-123	October 2035	BBB+	Baa1	BBB+
B-1	$14,450,000	I & II	Floating	Sub	4.62/4.96	38-81/38-116	October 2035	BBB	Baa2	BBB
B-2	$10,962,000	I & II	Floating	Sub	4.60/4.88	38-81/38-107	October 2035	BBB-	Baa3	BBB-
B-3	$11,958,000	I & II	Floating	Sub	Not Offered Hereby			BB+	Ba1	BB+

(1)

The Certificates are subject to a 10% Clean-Up Call Option.  All Certificates are expected to be subject to an interest rate cap. The interest rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates will increase by 0.50%, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The margin on the Class AV-1 and Class AV-2 Certificates will increase to 2x the original margin, and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x the original margin, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

See "PREPAYMENT PRICING SPEED" below.

(4)

With respect to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% Fixed Rate Mortgage PPC.  With respect to the Class AV-1 and Class AV-2 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% Adjustable Rate Mortgage PPC.  With respect to the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates, the Final Scheduled Distribution Date for each such class was determined to be one month after the scheduled maturity date of the latest maturing loan in the related Home Equity Loan Group.

(5)

The Group II Certificates will be sized based on investor demand and may be either combined or further divided and, in connection therewith, the Group II Home Equity Loans may also be divided to create a third group of Home Equity Loans.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:

115% Fixed Rate Mortgage PPC

100% Fixed Rate Mortgage PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month 12, and remain at 20% CPR thereafter.

Group II Home Equity Loans:

100% Adjustable Rate Mortgage PPC

100% Adjustable Rate Mortgage PPC assumes that prepayments start at 2% CPR in month one of the life of the Home Equity Loans, increase by approximately 2.545% each month to 30% CPR in month 12, remain constant at 30% CPR until month 22, increase to 50% CPR from month 23 until month 28, decrease to 30% CPR in month 29 and remain constant at 30% CPR thereafter.  However, the prepayment pricing speed will not exceed 90% CPR in any period.

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Offered Certificates.  To understand all of the terms of the offering of the Offered Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:	Offering of approximately $980,582,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-D.
Issuer:	Centex Home Equity Loan Trust 2005-D (the "Trust").
Depositor:	CHEC Funding, LLC.
Originator:	Centex Home Equity Company, LLC ("CHEC").
Sellers:	CHEC. Harwood Street Funding II, LLC.
Recent Developments:

On September 18, 2005, Centex Corporation announced that it is exploring strategic alternatives regarding CHEC. The alternatives being considered include a possible sale of CHEC. Goldman, Sachs & Co. has been retained to assist in the effort. There can be no assurance that this initiative will result in a transaction involving CHEC or, if it does, what effect any such transaction will have on the financial condition of CHEC or on the ability of CHEC to perform its obligations under the pooling and servicing agreement.

Servicer:	CHEC.
Trustee:	JPMorgan Chase Bank, National Association.
Custodian:	J.P. Morgan Trust Company, National Association.
Underwriters:	Greenwich Capital Markets, Inc. (Lead Manager). Banc of America Securities LLC (Co-Manager). Citigroup Global Markets Inc. (Co-Manager). Credit Suisse First Boston LLC (Co-Manager).
Statistical Calculation Date:	The opening of business on September 1, 2005.
Cut-Off Date:	The opening of business on October 1, 2005.
Expected Pricing Date:	Week of October 3, 2005.
Expected Closing Date:	October 12, 2005.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be November 25, 2005.
Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates.

Non-Offered Certificates:	The Class B-3 Certificates.
Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1 and Class AV-2 Certificates.
Subordinate Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates.
Group I Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group I Home Equity Loans).
Group II Certificates:	The Class AV-1 and Class AV-2 Certificates (backed primarily by the Group II Home Equity Loans).
Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.
Variable Rate Certificates:	The Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates.
Class AF-6 Certificates:

The Class AF-6 Certificates will be "lock-out" certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the November 2008 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Certificates based on a schedule.

Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from October 1, 2005, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.
Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.
Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream Banking Luxembourg or the Euroclear System in Europe.
Trust Property:

•

The property of the Trust will include: a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group I Home Equity Loans or Group I);

•

a pool of closed-end adjustable rate Home Equity Loans secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group II Home Equity Loans or Group II);

•

payments on the Home Equity Loans received on and after the Cut-Off Date;

•

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

•

rights under the Cap Agreement described below.

The Home Equity Loans:

The Home Equity Loans will be divided into two groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin. The initial rate adjustment date for the Home Equity Loans that bear interest at an adjustable rate is six months, two years, three years or five years after the date of origination of the related Home Equity Loan.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics

•

8,615 total Home Equity Loans

•

3,795 fixed rate Home Equity Loans

•

4,820 adjustable rate Home Equity Loans

•

Group I Home Equity Loans:

•

$252,869,066.36 aggregate outstanding Loan Balance

•

25.38% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group II Home Equity Loans:

•

$743,657,429.46 aggregate outstanding Loan Balance

•

74.62% of aggregate outstanding Loan Balance of all Home Equity Loans

See "ALL HOME EQUITY LOANS", "GROUP I HOME EQUITY LOANS" and "GROUP II HOME EQUITY LOANS" below for additional information regarding the Home Equity Loans.

Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

•

advance the unpaid interest to the Trust out of its own funds; or

•

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on all the Home Equity Loans prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

•

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

•

the cost of any enforcement or judicial proceedings, including foreclosures; and

•

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on all the Home Equity Loans, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreement:

The Variable Rate Certificates will have the benefit of an interest rate cap agreement (the "Cap Agreement").  Pursuant to the Cap Agreement, a swap counterparty to be determined will agree to make a monthly payment to the Trust.  The monthly payments for the Cap Agreement will be made on each Distribution Date after the Closing Date, but not beyond the January 2008 Distribution Date.  The monthly payments will be deposited in the Trust's Cap Agreement Reserve Fund and will be applied as follows:

•

first, concurrently, from and to the extent of the amounts in the Cap Agreement Reserve Fund (A) to the Class AV-1 Certificates, the lesser of (i)  any unpaid Group II Adjusted Cap Carryover for such class and (ii) the Group II Net WAC Cap Carryover for such class, (B) to the Class AV-2 Certificates, the lesser of (i) any unpaid Group II Adjusted Cap Carryover for such class and (ii) the Group II Net WAC Cap Carryover for such class, and (C) to each class of Subordinate Certificates, the lesser of (i) any unpaid Subordinate Adjusted Cap Carryover for such class and (ii) the related Subordinate Net WAC Cap Carryover for such class;

•

second, to the extent of amounts remaining, to the Class AV-1 and Class AV-2 Certificates, pro rata, any related unpaid Group II Net WAC Cap Carryover for  such class; and

•

third, to the extent of amounts remaining, towards any unpaid Subordinate Net WAC Cap Carryover with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates, sequentially, in that order.

Under the Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of (i) the excess, if any, of one-month LIBOR (subject to a maximum rate of 8.65735%) over the applicable strike rate for such Distribution Date, (ii) the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for the Cap Agreement and Distribution Date are set forth under the caption "SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENT" below.  Any amounts remaining in the Cap Agreement Reserve Fund after the January 2008 Distribution Date will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in all groups is 10% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in all groups on the Cut-Off Date.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

•

the Certificate Rate on the Fixed Rate Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date;

•

the margin on the Class AV-1 and Class AV-2 Certificates will increase to 2x the original margin, commencing on the first day of the interest accrual period next following such date; and

•

the margin on the Subordinate Certificates will increase to 1.5x the original margin, commencing on the first day of the interest accrual period next following such date.

The "termination price" will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or "REMICs".
ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Offered Certificates is expected to be SMMEA eligible.

Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S&P, Moody's and Fitch.

Class	S&P	Moody’s	Fitch
AF-1	AAA	Aaa	AAA
AF-2	AAA	Aaa	AAA
AF-3	AAA	Aaa	AAA
AF-4	AAA	Aaa	AAA
AF-5	AAA	Aaa	AAA
AF-6	AAA	Aaa	AAA
AV-1	AAA	Aaa	AAA
AV-2	AAA	Aaa	AAA
M-1	AA+	Aa1	AA+
M-2	AA	Aa2	AA
M-3	AA-	Aa3	AA-
M-4	A+	A1	A+
M-5	A	A2	A
M-6	A-	A3	A-
M-7	BBB+	Baa1	BBB+
B-1	BBB	Baa2	BBB
B-2	BBB-	Baa3	BBB-
B-3	BB+	Ba1	BB+

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by (1) excess interest, (2) overcollateralization, (3) subordination of Certificates having a lower payment priority and (4) cross-collateralization.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans exceeds the aggregate principal balance of the Certificates.  On the Closing Date, there is expected to be an initial overcollateralization amount of 0.40% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  Beginning on the first Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to the class or classes of Certificates then entitled to receive distributions of principal until the overcollateralization level equals 2.90% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  The required level of overcollateralization may step down over time.  However, if a Trigger Event occurs, the required overcollateralization amount will not be allowed to step down and will be equal to the required overcollateralization amount in effect for the previous Distribution Date.

The Senior Certificates will have a payment priority over the Subordinate Certificates.  Among the classes of Subordinate Certificates:

•

the Class M-1 Certificates will have payment priority over the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates;

•

the Class M-2 Certificates will have payment priority over the Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates;

•

the Class M-3 Certificates will have payment priority over the Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates;

•

the Class M-4 Certificates will have payment priority over the Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates;

•

the Class M-5 Certificates will have payment priority over the Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates;

•

the Class M-6 Certificates will have payment priority over the Class M-7, Class B-1, Class B-2 and Class B-3 Certificates;

•

the Class M-7 Certificates will have payment priority over the Class B-1, Class B-2 and Class B-3 Certificates;

•

the Class B-1 Certificates will have payment priority over the Class B-2 and Class B-3 Certificates; and

•

the Class B-2 Certificates will have payment priority over the Class B-3 Certificates.

If, on any Distribution Date, there is insufficient excess interest or overcollateralization to absorb realized losses on the Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.  To the extent that the certificate principal balance of a class of Subordinate Certificates is reduced on account of realized losses on Home Equity Loans, and then there is a net subsequent recovery in respect of principal on a liquidated Home Equity Loan or Loans, then the certificate principal balance of such class will be increased up to the amount of the related subsequent recoveries, beginning with the class of Subordinate Certificates with the highest relative payment priority, to the extent of the amount of the lesser of (a) the prior reduction and (b) the outstanding Class Principal Carryover Shortfall of such class.  The outstanding Class Principal Carryover Shortfall of such class would be reduced by the corresponding amount of the increase in the certificate principal balance of such class.

Cross-collateralization will be provided through the application of excess interest from a Home Equity Loan group to fund interest shortfalls, cover realized losses and build overcollateralization with respect to the other Home Equity Loan group.

Initial Certificate Credit Enhancement

•

The Senior Certificates will be enhanced by excess interest, the Overcollateralization Amount and the Subordinate Certificates.

•

The Class M-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 15.80% in Subordinate Certificates having a lower payment priority.

•

The Class M-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 12.55% in Subordinate Certificates having a lower payment priority.

•

The Class M-3 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 10.30% in Subordinate Certificates having a lower payment priority.

•

The Class M-4 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 8.60% in Subordinate Certificates having a lower payment priority.

•

The Class M-5 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 6.90% in Subordinate Certificates having a lower payment priority.

•

The Class M-6 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 5.35% in Subordinate Certificates having a lower payment priority.

•

The Class M-7 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 3.75% in Subordinate Certificates having a lower payment priority.

•

The Class B-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 2.30% in Subordinate Certificates having a lower payment priority.

•

The Class B-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 1.20% in Subordinate Certificates having a lower payment priority.

•

The Class B-3 Certificates will be enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Senior	22.15%	Senior	44.30%
	Class M-1	18.70%	Class M-1	37.40%
	Class M-2	15.45%	Class M-2	30.90%
	Class M-3	13.20%	Class M-3	26.40%
	Class M-4	11.50%	Class M-4	23.00%
	Class M-5	9.80%	Class M-5	19.60%
	Class M-6	8.25%	Class M-6	16.50%
	Class M-7	6.65%	Class M-7	13.30%
	Class B-1	5.20%	Class B-1	10.40%
	Class B-2	4.10%	Class B-2	8.20%
	Class B-3	2.90%	Class B-3	5.80%

Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (1) the aggregate certificate principal balances of the Subordinate Certificates and (2) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

CERTIFICATE RATES
Certificate Rates:

Each of the Fixed Rate Certificates will bear interest at a rate equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  Each of the Group II Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap.  Each of the Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and each of the Group II Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related interest period.

Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the product of (a) the Group I Net WAC Cap, and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period and (ii) the Group II Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date, will be the excess, if any, of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the aggregate certificate principal balance of the Senior Certificates of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan or Group II Home Equity Loan, will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I or Group II Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Fixed Rate Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Group II Certificates is based on the Group II Net WAC Cap, the applicable Group II Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group II Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Group II Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Group II Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net WAC Cap, the applicable Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Subordinate Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Subordinate Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net WAC Cap).

Group II Adjusted Cap Carryover:

With respect to any Distribution Date and class of Group II Certificates, will be an amount equal to the product of (A) the amount, if any, received under the Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the outstanding certificate principal balance of the related class of Group II Certificates and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

Subordinate Adjusted Cap Carryover:

With respect to any Distribution Date and class of Subordinate Certificates, will be an amount equal to such class’ pro rata share (based on outstanding certificate principal balance) of the product of (A) the amount, if any, received under the Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the Group Subordinate Amount for Group II and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the certificate account received with respect to Home Equity Loan Group I:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group I.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause C. below.

B.

With respect to funds in the certificate account received with respect to Home Equity Loan Group II:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group II.

2.

Concurrently, to each class of Group II Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group II Certificates on a pro rata basis based on each Group II Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group II Certificates.

3.

The remaining amount pursuant to clause C. below.

C.

With respect to any remaining amounts in the certificate account received with respect to Home Equity Loan Group I and Home Equity Loan Group II:

1.

Concurrently, to the Senior Certificates in both Certificate Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates, the Group I Principal Distribution Amount allocated in the following order of priority:

•

To the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; and

•

Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

ii.

To the Group II Certificates, the Group II Principal Distribution Amount, sequentially, to the Class AV-1 and Class AV-2 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

7.

To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

8.

To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

9.

To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

10.

To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

11.

To the Class B-1 Certificates, the Class B-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

12.

To the Class B-2 Certificates, the Class B-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

13.

To the Class B-3 Certificates, the Class B-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

14.

To the Certificates, the Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in sub clauses 3 through 13 of this clause C.

15.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

16.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

18.

To the Class M-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

19.

To the Class M-5 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

20.

To the Class M-6 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

21.

To the Class M-7 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

22.

To the Class B-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

23.

To the Class B-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

24.

To the Class B-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

25.

To the Trust's Supplemental Interest Reserve Fund, the amounts required for distribution in accordance with priorities 26 and 27 below following distribution of any amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

26.

Concurrently, (i) to the Group I Certificates, pro rata, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I, and (ii) to the  Group II Certificates, pro rata, the related Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II, in the case of clause (ii) above to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

27.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates, in that order, the related Subordinate Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund, in each case to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

28.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the Trust's pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to clauses A.1 and B.1 above.

29.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest.

30.

To the holders of the Trust's residual certificates, the remainder.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each Home Equity Loan Group.
ARM Principal Distribution Amount:

Means, as to any Distribution Date, the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Principal Distribution Amount for that Distribution Date.

Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds, and all subsequent recoveries, actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds or subsequent recoveries relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:

Distribution Date	Lockout Percentage
1 to 36	0%
37 to 60	45%
61 to 72	80%
73 to 84	100%
85 and thereafter	300%

Class B-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, and (I) the certificate principal balance of the Class B-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 89.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class B-2 Principal Distribution Amount:

Means with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, (I) the certificate principal balance of the Class B-1 Certificates, after taking into account distribution of the Class B-1 Principal Distribution Amount for the applicable Distribution Date, and (J) the certificate principal balance of the Class B-2 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of: (A) 91.80% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class B-3 Principal Distribution Amount:

Means with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, (I) the certificate principal balance of the Class B-1 Certificates, after taking into account distribution of the Class B-1 Principal Distribution Amount for the applicable Distribution Date, (J) the certificate principal balance of the Class B-2 Certificates, after taking into account distribution of the Class B-2 Principal Distribution Amount for the applicable Distribution Date, and (K) the certificate principal balance of the Class B-3 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of: (A) 94.20% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor; provided, however, that after the certificate principal balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates are reduced to zero, the Class B-3 Principal Distribution Amount for the applicable Distribution Date will equal 100% of the Principal Distribution Amount.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 62.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates and the Class M-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 69.10% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates and the Class M-2 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 73.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-4 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 77.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-5 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 80.40% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-6 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 83.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-7 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, and (H) the certificate principal balance of the Class M-7 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 86.70% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates are each subject to the Group I Net WAC Cap, the Group II Certificates are each subject to the Group II Net WAC Cap and the Subordinate Certificates are each subject to the Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over (2) the sum of (x) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates and (y) the amount of any increases in the certificate principal balance of such class of Subordinate Certificates resulting from subsequent recoveries.

Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period (less the aggregate amount of subsequent recoveries with respect to the Home Equity Loans during such period) by (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
November 2007 to October 2008	[1.50]% for the first month, plus an additional 1/12th of [2.00]% for each month thereafter.
November 2008 to October 2009	[3.50]% for the first month, plus an additional 1/12th of [2.00]% for each month thereafter.
November 2009 to October 2010	[5.50]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
November 2010 to October 2011	[7.00]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter.
November 2011 and thereafter	[8.00]%

Delinquency Amount:

Means, with respect to any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:	Shall have occurred and be continuing if at any time the 60+ Delinquency Percentage (Rolling Three Month) exceeds [36.10]% of the Senior Enhancement Percentage.
Excess Interest:

Means, with respect to any Distribution Date, the amounts remaining, if any, after the application of payments pursuant to sub clauses 1 through 13 of clause C. under the caption "DISTRIBUTIONS" above.

Excess Overcollateralization Amount:

Means, with respect to any Distribution Date, the lesser of (1) the Aggregate Principal Amount for the Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Certificates, over (y) the Required Overcollateralization Amount.

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date over (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Loan Balance of the Group I Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period, and the denominator of which is the excess of (i) the aggregate Loan Balance of the Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AV-1 and Class AV-2 Certificates immediately prior to that Distribution Date and (B) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the ARM Principal Distribution Amount for that Distribution Date and (B) the aggregate certificate principal balance of the Group II Certificates immediately prior to that Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.
OC Floor:	Means an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.
Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of (1) the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period over (2) the aggregate certificate principal balance of the Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date and (y) the Subordination Increase Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

Means, with respect to any Distribution Date (1) prior to the Stepdown Date, the product of (x) 2.90% and (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date; and (2) on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 5.80% and the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date and (y) the product of 0.50% and the aggregate Loan Balance of the Home Equity Loans as of the end of the related Remittance Period and (ii) the OC Floor; provided, however, that on each such subsequent Distribution Date during the continuance of a Trigger Event the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 55.70% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the November 2008 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to 44.30%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of (1) the Required Overcollateralization Amount for that Distribution Date over (2) the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to any Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.
Transition Expenses:

Means expenses incurred by the Trustee in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 for both Groups in the aggregate in any one calendar year (and no more than $100,000 for both Groups in the aggregate during the term of the Trust).

Trigger Event:	Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

Scheduled Notional Amounts and Strike Rates

for the Cap Agreement

Period	Distribution Date	Notional	Strike (%)
1	11/25/05	739,671,000.00	4.43850
2	12/25/05	731,675,841.96	6.66740
3	01/25/06	722,444,832.23	6.45194
4	02/25/06	711,599,902.47	6.46482
5	03/25/06	699,163,366.98	7.19215
6	04/25/06	685,165,789.45	6.46143
7	05/25/06	669,650,205.79	6.68694
8	06/25/06	652,670,049.43	6.45923
9	07/25/06	634,279,745.00	6.69764
10	08/25/06	614,570,966.02	6.48545
11	09/25/06	595,327,243.08	6.48531
12	10/25/06	576,643,718.96	6.71279
13	11/25/06	558,510,335.16	6.48508
14	12/25/06	540,910,803.62	6.71255
15	01/25/07	523,835,974.68	6.49681
16	02/25/07	507,263,706.23	6.51141
17	03/25/07	491,174,660.27	7.24568
18	04/25/07	475,556,263.74	6.51215
19	05/25/07	460,397,251.86	6.74053
20	06/25/07	445,640,607.08	6.51194
21	07/25/07	420,051,781.80	6.75548
22	08/25/07	395,148,387.07	8.44367
23	09/25/07	371,646,387.63	8.61140
24	10/25/07	349,441,556.49	8.91447
25	11/25/07	328,461,703.60	8.61997
26	12/25/07	308,668,679.14	8.92290
27	01/25/08	297,924,641.66	8.63944

ALL HOME EQUITY LOANS
The following summary information with respect to All Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$115,673.42	$12.11 to $976,520.67
Wtd. Avg. Coupon Rate (approximate)	8.003%	4.600% to 16.950%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	79.48%	6.76% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	348 Months	60 to 360 Months
Wtd. Avg. Remaining Term to Maturity (approximate)	341 Months	20 to 360 Months
Wtd. Avg. Original Credit Score (approximate)(1)	595	350 to 813
Maximum Seasoning	106 Months
% of Second Liens	6.22%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$5,023,778.79
All Other Properties	$929,529,548.61
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$318,632.63
All Other Properties	$61,654,535.79
Latest Maturity Date	September 1, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	1.66%
Fixed Rate Interest Only Loans (2)	0.34%
2/28 Adjustable Rate Interest Only Loans (3)	9.58%
3/27 Adjustable Rate Interest Only Loans (4)	3.83%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(5)	0.49%

_____________________

(1)

Excludes 33 of the Home Equity Loans for which a credit score is not available.

(2)

"Fixed Rate Interest Only Loans" provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

"2/28 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 24 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(4)

"3/27 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 36 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 38.91% of the aggregate outstanding loan balance of All Home Equity Loans had first monthly payments due on or after August 1, 2005, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding All Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

OF ALL HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Arizona	333	$44,301,100.15	4.45%	7.747%	594	80.53%
Arkansas	43	2,533,613.69	0.25	10.072	574	83.65
California	1,031	208,038,551.51	20.88	7.013	615	77.20
Colorado	123	17,764,493.34	1.78	7.193	606	84.74
Connecticut	100	15,684,872.44	1.57	7.784	584	77.42
Delaware	38	4,422,779.52	0.44	7.837	583	76.48
District of Columbia	3	220,105.64	0.02	10.271	609	83.40
Florida	868	106,020,999.80	10.64	7.702	591	79.63
Georgia	247	26,638,954.71	2.67	8.771	594	83.70
Idaho	40	3,955,807.32	0.40	8.186	602	82.59
Illinois	86	6,237,121.95	0.63	9.316	596	83.05
Indiana	196	17,677,209.38	1.77	8.365	579	84.30
Iowa	83	6,098,923.82	0.61	9.043	573	84.28
Kansas	70	3,987,995.16	0.40	10.087	574	83.26
Kentucky	114	10,344,695.30	1.04	8.274	573	84.85
Louisiana	147	10,571,951.77	1.06	8.927	580	83.71
Maine	23	2,706,371.55	0.27	7.799	608	83.81
Maryland	228	35,119,955.69	3.52	7.791	593	78.44
Massachusetts	78	12,914,672.55	1.30	7.704	606	74.17
Michigan	203	19,807,770.48	1.99	8.565	589	81.78
Minnesota	71	8,831,118.36	0.89	8.150	588	81.24
Mississippi	88	4,240,451.66	0.43	11.058	580	82.15
Missouri	191	14,113,808.05	1.42	9.100	578	82.67
Montana	6	651,277.02	0.07	7.816	612	80.05
Nebraska	46	3,724,223.81	0.37	8.819	596	83.84
Nevada	113	17,375,524.92	1.74	7.599	596	80.82
New Hampshire	28	3,491,295.82	0.35	7.546	605	77.34
New Jersey	210	29,490,208.96	2.96	8.266	596	74.15
New Mexico	67	6,287,076.91	0.63	8.662	595	80.00
New York	240	31,049,733.21	3.12	8.400	596	74.84
North Carolina	312	25,103,360.53	2.52	9.443	573	82.42
North Dakota	4	276,964.90	0.03	7.549	612	82.62
Ohio	326	30,603,904.97	3.07	8.525	575	84.20
Oklahoma	141	9,718,098.24	0.98	8.792	592	82.50
Oregon	63	7,319,629.52	0.73	7.727	611	79.98
Pennsylvania	327	28,371,800.68	2.85	8.682	574	80.51
Rhode Island	34	5,341,715.75	0.54	7.436	604	76.18
South Carolina	118	9,816,576.13	0.99	9.269	579	84.08
South Dakota	4	252,609.19	0.03	7.291	593	81.18
Tennessee	209	17,205,426.49	1.73	8.800	585	85.52
Texas	1,177	87,981,825.75	8.83	8.747	594	76.68
Utah	57	6,055,101.28	0.61	7.868	605	85.10
Vermont	11	1,610,806.59	0.16	8.009	602	76.06
Virginia	345	48,846,002.02	4.90	7.677	588	78.33
Washington	212	27,800,020.73	2.79	7.582	608	80.41
West Virginia	63	6,478,691.84	0.65	8.505	567	82.18
Wisconsin	87	8,371,314.93	0.84	9.286	579	83.89
Wyoming	11	1,069,981.79	0.11	8.405	606	75.14
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

_____________________

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF ALL HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.01 - 15.00	9	$471,388.03	0.05%	7.838%	606	11.46%
15.01 - 20.00	17	1,006,994.43	0.10	8.115	639	18.19
20.01 - 25.00	28	1,714,604.02	0.17	8.377	595	22.28
25.01 - 30.00	41	2,352,089.08	0.24	8.711	598	28.07
30.01 - 35.00	48	3,615,293.47	0.36	8.061	612	32.58
35.01 - 40.00	72	5,490,525.97	0.55	8.107	604	38.13
40.01 - 45.00	83	7,812,037.52	0.78	7.735	622	43.24
45.01 - 50.00	134	12,166,040.11	1.22	7.936	597	47.88
50.01 - 55.00	166	14,554,544.52	1.46	7.876	597	52.81
55.01 - 60.00	249	21,713,609.92	2.18	7.987	595	57.85
60.01 - 65.00	340	35,065,718.82	3.52	8.000	597	62.83
65.01 - 70.00	510	52,481,377.05	5.27	8.081	594	68.04
70.01 - 75.00	745	80,654,872.23	8.09	8.035	593	73.06
75.01 - 80.00	2,150	269,360,954.45	27.03	7.635	613	79.02
80.01 - 85.00	1,223	141,881,786.32	14.24	8.275	584	82.80
85.01 - 90.00	1,851	234,079,312.37	23.49	8.228	584	88.57
90.01 - 95.00	671	97,684,488.58	9.80	7.710	578	91.46
95.01 - 100.00	278	14,420,858.93	1.45	10.19	640	99.49
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

_____________________

(1)

The weighted average Original Combined Loan-to-Value Ratio of All Home Equity Loans is approximately 79.48%.

COUPON RATES OF ALL HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
4.501 - 5.000	4	$666,009.02	0.07%	4.733%	635	61.49%
5.001 - 5.500	41	10,418,562.38	1.05	5.453	648	78.50
5.501 - 6.000	284	64,220,353.46	6.44	5.873	637	77.77
6.001 - 6.500	743	149,298,286.16	14.98	6.315	627	77.99
6.501 - 7.000	931	163,020,967.02	16.36	6.819	616	78.67
7.001 - 7.500	677	100,146,976.34	10.05	7.298	601	79.71
7.501 - 8.000	883	117,430,913.56	11.78	7.803	586	80.23
8.001 - 8.500	607	75,072,158.34	7.53	8.305	574	81.58
8.501 - 9.000	735	81,166,765.81	8.14	8.809	565	81.74
9.001 - 9.500	528	49,075,038.72	4.92	9.302	563	79.92
9.501 - 10.000	717	56,597,455.84	5.68	9.811	565	79.91
10.001 - 10.500	425	28,767,151.18	2.89	10.316	576	80.01
10.501 - 11.000	509	29,209,908.23	2.93	10.814	573	78.90
11.001 - 11.500	330	18,505,422.49	1.86	11.298	566	81.45
11.501 - 12.000	378	20,734,150.85	2.08	11.802	560	79.88
12.001 - 12.500	236	10,684,234.37	1.07	12.281	561	78.31
12.501 - 13.000	240	9,585,355.44	0.96	12.817	554	78.50
13.001 - 13.500	120	4,537,807.78	0.46	13.278	552	78.56
13.501 - 14.000	114	4,105,308.75	0.41	13.795	551	76.28
14.001 - 14.500	48	1,554,450.27	0.16	14.306	546	75.30
14.501 - 15.000	37	1,027,568.22	0.10	14.877	525	71.24
15.001 - 15.500	20	457,224.36	0.05	15.251	533	69.64
15.501 - 16.000	5	128,777.19	0.01	15.803	522	80.40
16.001 - 16.500	2	104,149.86	0.01	16.166	517	68.74
16.501 - 17.000	1	11,500.18	0.00	16.950	578	70.08
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of All Home Equity Loans is approximately 8.003%.

LOAN BALANCES OF ALL HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.01 – 15,000	111	$1,186,437.44	0.12%	12.478%	581	73.98%
15,001 - 20,000	108	1,906,498.79	0.19	12.139	587	78.95
20,001 - 25,000	300	7,155,946.72	0.72	11.893	590	76.63
25,001 - 30,000	260	7,222,977.13	0.72	11.667	591	77.79
30,001 - 35,000	322	10,749,786.72	1.08	11.065	591	73.88
35,001 - 40,000	266	10,057,341.13	1.01	11.284	584	76.45
40,001 - 45,000	243	10,369,052.91	1.04	11.118	588	78.01
45,001 - 50,000	422	20,688,714.70	2.08	9.881	591	69.22
50,001 - 55,000	405	21,248,345.92	2.13	9.792	588	77.98
55,001 - 60,000	370	21,346,000.68	2.14	9.434	585	76.09
60,001 - 65,000	320	20,070,317.15	2.01	9.398	581	77.16
65,001 - 70,000	319	21,593,303.95	2.17	9.068	587	78.83
70,001 - 75,000	284	20,665,519.30	2.07	9.031	583	78.50
75,001 - 80,000	300	23,308,047.55	2.34	8.890	583	78.51
80,001 - 85,000	221	18,244,860.47	1.83	8.502	579	78.98
85,001 - 90,000	215	18,838,509.27	1.89	8.525	586	80.25
90,001 - 95,000	215	19,915,432.97	2.00	8.727	590	78.89
95,001 - 100,000	221	21,603,007.14	2.17	8.412	590	76.09
100,001 - 105,000	188	19,333,659.33	1.94	8.402	588	80.63
105,001 - 110,000	199	21,454,027.20	2.15	8.285	588	78.44
110,001 - 115,000	189	21,240,019.10	2.13	8.179	582	80.32
115,001 - 120,000	181	21,301,783.34	2.14	8.074	590	79.18
120,001 - 125,000	155	19,022,762.64	1.91	8.108	592	80.87
125,001 - 130,000	141	17,980,848.77	1.80	7.802	595	81.68
130,001 - 135,000	135	17,890,313.91	1.80	8.073	586	81.05
135,001 - 140,000	136	18,732,200.37	1.88	7.851	593	82.74
140,001 - 145,000	126	17,940,191.79	1.80	7.879	594	81.76
145,001 - 150,000	121	17,871,573.56	1.79	7.809	592	80.31
150,001 - 200,000	852	147,335,603.08	14.78	7.706	592	79.61
200,001 - 250,000	519	115,774,248.74	11.62	7.240	601	79.94
250,001 - 300,000	305	83,474,974.44	8.38	7.124	602	79.53
300,001 - 350,000	196	63,377,678.61	6.36	6.937	598	81.23
350,001 - 400,000	121	45,246,961.07	4.54	6.813	611	80.76
400,001 - 450,000	64	27,117,826.70	2.72	6.763	620	82.83
450,001 - 500,000	44	21,000,305.33	2.11	6.719	631	82.19
500,001 - 550,000	20	10,481,526.34	1.05	6.857	602	82.77
550,001 - 600,000	9	5,250,786.83	0.53	6.906	589	75.52
600,001 - 650,000	3	1,847,610.97	0.19	6.450	601	83.64
650,001 - 700,000	4	2,691,285.83	0.27	6.824	625	81.44
700,001 - 750,000	2	1,479,695.16	0.15	6.048	647	80.92
750,001 - 800,000	2	1,533,992.10	0.15	6.250	605	78.48
950,001 - 1,000,000	1	976,520.67	0.10	5.990	677	78.43
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

_____________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of All Home Equity Loans is approximately $115,673.42.

TYPES OF MORTGAGED PROPERTIES OF ALL HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Single Family	7,120	$796,848,566.88	79.96%	8.075%	593	79.37%
PUD	769	122,137,149.85	12.26	7.528	604	81.89
Manufactured Housing	260	23,808,917.88	2.39	8.409	602	76.49
Condominium	267	33,977,811.88	3.41	7.547	611	77.01
Townhome	122	14,411,637.91	1.45	7.674	593	78.28
Two- to Four-Family	77	5,342,411.42	0.54	10.017	606	71.94
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

ORIGINAL TERMS TO MATURITY OF ALL HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
= 60	4	$173,697.01	0.02%	9.625%	618	71.05%
61 - 120	184	6,229,708.08	0.63	9.615	614	64.90
121 - 180	819	39,671,063.95	3.98	10.119	608	78.19
181 - 240	547	27,156,849.28	2.73	10.063	605	77.03
241 - 300	54	3,829,732.23	0.38	9.370	598	76.02
301 - 360	7,007	919,465,445.27	92.27	7.833	594	79.72
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

_____________________

(1)

The weighted average Original Term to Maturity of All Home Equity Loans is approximately 348 months.

REMAINING TERMS TO MATURITY OF ALL HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
57 - 60	87	$1,356,929.17	0.14%	12.185%	583	68.12%
61 - 120	469	19,109,790.33	1.92	10.896	590	75.13
121 - 180	608	32,283,207.18	3.24	9.691	618	78.15
181 - 240	400	20,934,583.46	2.10	9.753	608	76.15
241 - 300	804	52,013,328.37	5.22	11.273	568	82.38
301 - 360	6,247	870,828,657.31	87.39	7.632	596	79.55
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of All Home Equity Loans is approximately 341 months.

SEASONING OF ALL HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0	649	$90,816,019.73	9.11%	7.612%	603	79.38%
1 - 12	6,572	833,477,850.17	83.64	7.749	596	79.31
13 - 24	14	1,210,854.71	0.12	7.577	608	81.43
25 – 36	2	98,932.77	0.01	11.558	590	86.79
49 - 60	9	445,087.55	0.04	13.224	582	77.40
61 - 72	844	45,108,876.46	4.53	11.846	560	81.29
73 – 84	2	103,081.62	0.01	11.214	559	85.35
85 – 96	521	25,207,159.28	2.53	10.788	587	81.93
97 – 108	2	58,633.53	0.01	13.590	592	72.12
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of All Home Equity Loans is approximately 7 months.

OCCUPANCY STATUS OF ALL HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Investment Property	128	$5,239,014.68	0.53%	11.339%	590	71.25%
Primary Home	8,458	989,161,852.51	99.26	7.981	595	79.54
Second Home	29	2,125,628.63	0.21	9.816	608	69.26
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

LIEN POSITIONS OF ALL HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
First Lien	7,289	$934,553,327.40	93.78%	7.827%	594	79.55%
Second Lien	1,326	61,973,168.42	6.22	10.647	606	78.30
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

DOCUMENTATION TYPES OF ALL HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Full Documentation	7,710	$868,216,378.17	87.12%	8.050%	590	80.26%
Limited Documentation	161	16,249,743.91	1.63	8.796	610	74.31
Stated Documentation	744	112,060,373.74	11.25	7.520	630	74.18
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

CREDIT GRADES OF ALL HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
A+	1,224	$159,855,494.70	16.04%	6.825%	655	77.24%
A1	3,388	442,398,875.13	44.39	7.436	614	79.95
A2	2,183	229,347,428.64	23.01	8.656	557	82.26
B	1,143	111,964,729.19	11.24	9.373	534	78.47
C1	447	32,754,630.71	3.29	10.392	545	74.28
C2	174	16,239,767.20	1.63	10.516	539	70.62
D	56	3,965,570.25	0.40	12.177	535	63.65
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

ORIGINAL CREDIT SCORES OF ALL HOME EQUITY LOANS(1)

Range of Original Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Not Available(3)	33	$1,682,210.50	0.17%	11.735%	0	76.38%
350 - 400	5	169,553.49	0.02	12.462	390	71.81
426 - 450	5	184,832.77	0.02	12.701	446	78.44
451 - 475	26	1,276,906.54	0.13	11.961	468	74.61
476 - 500	108	8,687,853.97	0.87	10.387	492	78.77
501 - 525	869	84,256,666.38	8.46	9.581	513	78.99
526 - 550	1,342	147,284,854.23	14.78	8.799	538	81.76
551 - 575	1,309	144,670,690.52	14.52	8.346	563	80.97
576 - 600	1,448	164,676,932.35	16.53	7.954	588	79.24
601 - 625	1,277	162,766,049.46	16.33	7.476	612	78.46
626 - 650	977	124,232,321.45	12.47	7.252	638	79.10
651 - 675	602	79,737,259.57	8.00	7.058	662	78.88
676 - 700	320	40,818,770.57	4.10	7.119	686	77.89
701 - 725	146	18,026,903.96	1.81	7.120	712	75.55
726 - 750	65	7,725,609.90	0.78	6.986	738	73.90
751 - 775	51	6,198,524.62	0.62	6.882	761	77.75
776 - 800	29	3,730,063.08	0.37	6.907	788	80.71
801 - 819	3	400,492.46	0.04	6.769	807	58.54
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

_____________________

(1)

The weighted average Original Credit Score of All Home Equity Loans (excluding 33 Home Equity Loans for which a credit score is not available) is approximately 595.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF ALL HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
2/28 ARM	3,476	$498,444,590.41	50.02%	7.814%	583	80.22%
Fixed	3,454	232,948,459.48	23.38	9.360	603	75.31
3/27 ARM	725	105,121,518.20	10.55	7.320	584	83.05
IO 2/28 ARM	376	95,463,020.28	9.58	6.632	633	80.24
IO 3/27 ARM	189	38,123,616.87	3.83	6.403	639	80.47
Balloon	326	16,505,097.07	1.66	10.743	615	88.04
5/25 ARM	11	2,562,149.82	0.26	5.689	625	69.63
6-Month ARM	43	3,942,533.88	0.40	9.579	552	81.24
IO Fixed	15	3,415,509.81	0.34	6.762	615	76.26
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

PREPAYMENT PENALTIES OF ALL HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Prepayment Penalty	5,203	$642,162,944.14	64.44%	7.825%	593	80.10%
No Prepayment Penalty	3,412	354,363,551.68	35.56	8.325	599	78.35
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

PURPOSE OF ALL HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Purchase	1,133	$146,916,907.05	14.74%	7.594%	618	84.09%
Cash Out Refinance	6,130	677,274,150.43	67.96	8.086	591	77.71
Rate/Term Refnance	1,352	172,335,438.34	17.29	8.023	591	82.50
Total	8,615	$996,526,495.82	100.00%	8.003%	595	79.48%

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$66,632	$12.11 to $556,133.20
Wtd. Avg. Coupon Rate (approximate)	9.415%	4.825% to 16.950%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	76.15%	12.23% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	312 Months	60 to 360 Months
Wtd. Avg. Remaining Term to Maturity (approximate)	296 Months	20 to 360 Months
Wtd. Avg. Original Credit Score (approximate)(1)	603	350 to 813
Maximum Seasoning	106 Months
% of Second Liens	24.51%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$1,893,281.56
All Other Properties	$189,002,616.38
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$318,632.63
All Other Properties	$61,654,535.79
Latest Maturity Date	September 1, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	6.53%
Fixed Rate Interest Only Loans (2)	1.35%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(3)	1.10%

_____________________

(1)

Excludes 25 of the Home Equity Loans for which a credit score is not available.

(2)

"Fixed Rate Interest Only Loans" provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

Approximately 31.46% of the aggregate outstanding loan balance of the Group I Home Equity Loans had first monthly payments due on or after August 1, 2005, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP I HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Arizona	125	$9,778,491.80	3.87%	8.794%	612	76.96%
Arkansas	28	1,410,953.87	0.56	11.208	558	80.93
California	403	35,913,961.21	14.20	8.800	623	71.60
Colorado	31	1,700,630.00	0.67	9.199	637	84.95
Connecticut	38	3,319,632.15	1.31	8.315	612	67.68
Delaware	12	894,733.40	0.35	8.596	602	73.62
District of Columbia	2	79,086.45	0.03	10.753	616	71.63
Florida	390	30,407,472.89	12.02	8.733	599	76.41
Georgia	101	7,007,140.60	2.77	9.918	602	81.17
Idaho	17	1,088,356.94	0.43	8.783	621	79.36
Illinois	56	2,335,538.95	0.92	10.967	603	81.20
Indiana	57	3,713,274.03	1.47	8.868	600	81.19
Iowa	32	1,871,417.06	0.74	9.755	580	84.20
Kansas	40	1,516,924.34	0.60	11.507	582	82.16
Kentucky	39	2,597,886.40	1.03	8.717	595	82.25
Louisiana	91	5,507,500.81	2.18	9.453	591	81.58
Maine	7	561,902.99	0.22	8.605	660	82.86
Maryland	66	4,998,194.47	1.98	9.477	615	73.65
Massachusetts	29	1,820,793.75	0.72	10.374	587	66.15
Michigan	69	3,792,357.11	1.50	9.926	608	76.36
Minnesota	25	1,259,246.81	0.50	10.043	623	75.69
Mississippi	74	3,245,436.71	1.28	11.368	583	81.40
Missouri	96	4,510,078.68	1.78	10.535	585	78.01
Montana	1	34,872.67	0.01	10.700	695	65.74
Nebraska	23	1,420,850.67	0.56	10.255	582	80.52
Nevada	46	3,044,284.90	1.20	9.446	607	75.95
New Hampshire	9	466,936.38	0.18	9.220	602	56.70
New Jersey	106	8,071,995.66	3.19	9.859	605	67.77
New Mexico	23	1,484,267.50	0.59	9.985	599	77.15
New York	105	7,055,424.56	2.79	10.131	599	71.40
North Carolina	136	7,198,578.09	2.85	10.692	585	80.23
North Dakota	2	76,902.78	0.03	7.970	655	83.78
Ohio	107	6,984,310.64	2.76	9.489	589	81.76
Oklahoma	88	5,087,384.23	2.01	9.435	597	80.35
Oregon	26	1,835,268.13	0.73	8.665	651	78.02
Pennsylvania	147	9,456,990.67	3.74	9.563	589	78.55
Rhode Island	9	464,949.73	0.18	10.576	605	71.47
South Carolina	66	3,714,779.48	1.47	10.633	577	81.53
South Dakota	1	13,456.72	0.01	11.950	572	84.39
Tennessee	101	6,544,057.16	2.59	9.860	593	82.95
Texas	697	40,184,721.58	15.89	9.525	602	74.20
Utah	16	1,031,298.86	0.41	10.296	577	90.30
Vermont	6	355,562.06	0.14	8.932	613	62.68
Virginia	123	9,287,077.46	3.67	8.812	611	74.68
Washington	79	6,412,955.77	2.54	8.983	626	77.29
West Virginia	16	1,235,106.69	0.49	8.942	613	81.97
Wisconsin	30	1,931,518.45	0.76	11.295	576	82.63
Wyoming	4	144,504.10	0.06	11.487	595	73.99
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

_____________________

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP I HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.01 - 15.00	4	$148,363.08	0.06%	9.739%	584	14.15%
15.01 - 20.00	9	433,245.16	0.17	8.480	650	18.32
20.01 - 25.00	14	552,796.61	0.22	9.855	590	22.11
25.01 - 30.00	31	1,453,912.29	0.57	8.831	626	27.76
30.01 - 35.00	28	1,583,544.91	0.63	9.029	586	32.48
35.01 - 40.00	49	3,104,289.80	1.23	8.670	617	38.05
40.01 - 45.00	49	3,714,633.08	1.47	8.316	641	43.11
45.01 - 50.00	73	5,020,023.26	1.99	8.856	609	47.96
50.01 - 55.00	99	6,682,456.99	2.64	8.788	598	52.80
55.01 - 60.00	161	10,256,711.35	4.06	8.986	606	58.01
60.01 - 65.00	195	12,766,950.83	5.05	9.331	595	62.74
65.01 - 70.00	295	19,643,335.07	7.77	9.249	599	68.26
70.01 - 75.00	412	27,005,766.97	10.68	9.539	596	72.99
75.01 - 80.00	853	60,125,272.91	23.78	9.142	610	78.75
80.01 - 85.00	525	35,921,471.09	14.21	9.613	601	83.04
85.01 - 90.00	613	43,228,187.45	17.10	9.878	592	88.22
90.01 - 95.00	136	10,662,584.90	4.22	9.107	594	91.88
95.01 - 100.00	249	10,565,520.61	4.18	10.630	648	99.61
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

_____________________

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 76.15%.

COUPON RATES OF GROUP I HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
4.501 - 5.000	2	$181,434.93	0.07%	4.868%	609	64.31%
5.001 - 5.500	2	91,045.95	0.04	5.201	687	51.12
5.501 - 6.000	2	256,618.58	0.10	5.678	624	65.45
6.001 - 6.500	53	8,562,552.51	3.39	6.368	640	75.30
6.501 - 7.000	203	28,126,304.61	11.12	6.873	646	71.45
7.001 - 7.500	184	19,955,719.60	7.89	7.309	637	73.37
7.501 - 8.000	277	28,622,305.62	11.32	7.813	622	73.76
8.001 - 8.500	185	15,636,846.04	6.18	8.316	615	73.20
8.501 - 9.000	255	20,291,786.51	8.02	8.811	607	76.52
9.001 - 9.500	243	16,455,509.50	6.51	9.310	600	76.73
9.501 - 10.000	391	22,417,009.78	8.87	9.827	600	78.73
10.001 - 10.500	278	16,113,199.88	6.37	10.323	592	79.92
10.501 - 11.000	361	17,431,320.70	6.89	10.831	590	79.00
11.001 - 11.500	260	13,057,815.03	5.16	11.319	575	80.74
11.501 - 12.000	323	16,412,664.43	6.49	11.809	564	78.36
12.001 - 12.500	217	9,363,291.05	3.70	12.267	564	78.01
12.501 - 13.000	225	8,832,720.76	3.49	12.815	555	78.67
13.001 - 13.500	113	4,146,885.51	1.64	13.283	554	77.87
13.501 - 14.000	110	3,752,416.90	1.48	13.793	549	76.06
14.001 - 14.500	47	1,504,105.50	0.59	14.300	546	75.14
14.501 - 15.000	36	955,861.38	0.38	14.868	526	70.58
15.001 - 15.500	20	457,224.36	0.18	15.251	533	69.64
15.501 - 16.000	5	128,777.19	0.05	15.803	522	80.40
16.001 - 16.500	2	104,149.86	0.04	16.166	517	68.74
16.501 - 17.000	1	11,500.18	0.00	16.950	578	70.08
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

_________________________

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 9.415%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.01 – 15,000	109	$1,168,736.14	0.46%	12.494%	581	74.16%
15,001 - 20,000	106	1,868,400.99	0.74	12.152	587	79.06
20,001 - 25,000	298	7,108,551.19	2.81	11.884	591	76.60
25,001 - 30,000	251	6,981,946.61	2.76	11.714	590	77.78
30,001 - 35,000	290	9,660,993.73	3.82	11.227	593	74.64
35,001 - 40,000	237	8,965,167.92	3.55	11.358	588	76.51
40,001 - 45,000	211	9,000,429.52	3.56	11.263	591	78.05
45,001 - 50,000	316	15,451,408.12	6.11	10.121	596	70.83
50,001 - 55,000	255	13,397,449.16	5.30	10.151	601	78.03
55,001 - 60,000	218	12,572,729.55	4.97	9.852	593	74.34
60,001 - 65,000	168	10,550,549.70	4.17	9.724	594	76.09
65,001 - 70,000	152	10,302,456.48	4.07	9.495	599	77.95
70,001 - 75,000	130	9,456,603.83	3.74	9.429	602	77.65
75,001 - 80,000	132	10,257,189.36	4.06	9.285	601	75.74
80,001 - 85,000	81	6,679,334.32	2.64	9.064	590	77.85
85,001 - 90,000	67	5,866,486.79	2.32	9.232	599	78.10
90,001 - 95,000	77	7,130,848.04	2.82	9.080	607	76.77
95,001 - 100,000	78	7,641,017.24	3.02	9.059	603	72.54
100,001 - 105,000	65	6,668,891.62	2.64	8.887	603	77.11
105,001 - 110,000	51	5,497,505.75	2.17	8.875	614	76.89
110,001 - 115,000	39	4,393,522.48	1.74	9.235	602	78.39
115,001 - 120,000	42	4,931,894.88	1.95	8.453	615	75.50
120,001 - 125,000	42	5,148,255.09	2.04	8.625	607	77.56
125,001 - 130,000	24	3,062,268.64	1.21	8.068	623	76.05
130,001 - 135,000	25	3,307,673.94	1.31	9.108	608	77.01
135,001 - 140,000	32	4,408,728.47	1.74	8.432	604	82.25
140,001 - 145,000	25	3,559,669.13	1.41	8.381	620	79.21
145,001 - 150,000	25	3,698,948.84	1.46	8.685	610	77.21
150,001 - 200,000	132	22,481,259.45	8.89	8.328	618	75.52
200,001 - 250,000	64	14,240,767.65	5.63	7.851	616	75.58
250,001 - 300,000	26	7,245,722.91	2.87	7.867	612	75.19
300,001 - 350,000	11	3,556,401.33	1.41	6.989	621	73.28
350,001 - 400,000	9	3,271,172.18	1.29	7.125	642	72.74
400,001 - 450,000	2	872,086.65	0.34	6.623	632	80.79
450,001 - 500,000	4	1,907,865.46	0.75	7.125	661	80.82
550,001 - 600,000	1	556,133.20	0.22	6.250	572	74.29
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

_____________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $66,632.17.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Single Family	3,174	$207,565,529.84	82.08%	9.481%	601	75.90%
PUD	307	23,700,580.50	9.37	9.044	613	79.20
Manufactured Housing	120	9,140,268.79	3.61	8.942	619	75.50
Condominium	105	7,270,885.68	2.88	8.807	633	75.31
Townhome	41	2,979,887.36	1.18	9.091	604	74.77
Two- to Four-Family	48	2,211,914.19	0.87	11.546	606	75.18
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

ORIGINAL TERM TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
= 60	4	$173,697.01	0.07%	9.625%	618	71.05%
61 - 120	184	6,229,708.08	2.46	9.615	614	64.90
121 - 180	817	39,638,444.97	15.68	10.118	608	78.20
181 - 240	547	27,156,849.28	10.74	10.063	605	77.03
241 - 300	54	3,829,732.23	1.51	9.370	598	76.02
301 - 360	2,189	175,840,634.79	69.54	9.150	602	75.97
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

_____________________

(1)

The weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 312 months.

REMAINING TERM TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Remaining Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0 - 60	87	$1,356,929.17	0.54%	12.185%	583	68.12%
61 - 120	467	19,077,171.35	7.54	10.896	590	75.14
121 - 180	608	32,283,207.18	12.77	9.691	618	78.15
181 - 240	400	20,934,583.46	8.28	9.753	608	76.15
241 - 300	536	31,594,669.50	12.49	11.432	574	81.03
301 - 360	1,697	147,622,505.70	58.38	8.658	608	74.88
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 296 months.

SEASONING OF GROUP I HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0	233	$17,424,429.71	6.89%	9.088%	610	75.64%
1 - 12	2,445	184,645,518.04	73.02	8.828	611	75.07
13 - 24	7	228,625.25	0.09	10.857	585	76.82
25 – 36	2	98,932.77	0.04	11.558	590	86.79
49 - 60	9	445,087.55	0.18	13.224	582	77.40
61 - 72	670	31,788,279.46	12.57	12.067	565	79.83
73 – 84	2	103,081.62	0.04	11.214	559	85.35
85 – 96	425	18,076,478.43	7.15	10.909	593	81.18
97 – 108	2	58,633.53	0.02	13.590	592	72.12
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 16 months.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Primary Home	3,684	$249,024,048.46	98.48%	9.379%	604	76.20%
Investment Property	96	3,089,571.92	1.22	11.934	590	72.05
Second Home	15	755,445.98	0.30	10.761	600	76.77
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

LIEN POSITION OF GROUP I HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
First Lien	2,469	$190,895,897.94	75.49%	9.020%	603	75.46%
Second Lien	1,326	61,973,168.42	24.51	10.647	606	78.30
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

DOCUMENTATION TYPE OF GROUP I HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Full Documentation	3,412	$226,750,901.83	89.67%	9.386%	601	76.41%
Stated Income	277	18,853,285.20	7.46	9.436	632	74.93
Limited Documentation	106	7,264,879.33	2.87	10.269	607	71.35
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grades	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
A+	680	$57,365,126.84	22.69%	7.793%	659	74.93%
A1	1,442	102,718,368.64	40.62	8.939	615	77.53
A2	878	50,455,872.11	19.95	10.449	566	78.06
B	452	25,316,044.40	10.01	11.056	542	74.18
C1	225	9,876,240.56	3.91	12.165	551	71.04
C2	66	3,533,332.70	1.40	12.363	539	69.90
D	52	3,604,081.11	1.43	12.353	534	63.65
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Not Available(3)	25	$1,086,288.79	0.43%	12.330%	0	75.98%
350 – 400	5	169,553.49	0.07	12.462	390	71.81
426 – 450	4	96,101.66	0.04	13.578	442	76.99
451 – 476	20	925,268.73	0.37	12.070	468	75.49
476 - 500	60	2,770,138.27	1.10	12.679	491	76.84
501 - 525	339	19,035,883.83	7.53	11.404	514	74.23
526 - 550	484	29,115,052.66	11.51	10.600	538	76.93
551 - 575	524	32,622,564.99	12.90	9.936	564	76.40
576 - 600	608	39,797,189.25	15.74	9.474	588	75.98
601 - 625	536	38,694,491.69	15.30	8.896	613	76.30
626 - 650	488	35,059,044.80	13.86	8.648	637	76.14
651 - 675	344	25,674,015.80	10.15	8.364	661	77.39
676 - 700	189	14,176,475.49	5.61	8.405	686	77.49
701 - 725	86	6,977,667.46	2.76	8.242	711	73.98
726 - 750	40	3,121,109.14	1.23	7.828	736	67.80
751 - 775	26	2,315,835.04	0.92	7.596	760	75.30
776 - 800	16	1,125,557.78	0.45	8.094	788	78.83
801 - 819	1	106,827.49	0.04	7.100	813	47.56
Total	3,795	$252,869,066.36	100.00%	9.415%	603	76.15%

_____________________

(1)

The weighted average Original Credit Score of the Group I Home Equity Loans (excluding 25 Group I Home Equity Loans for which a credit score is not available) is approximately 603.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS(1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.00 - 5.00	2,470	$190,925,891.67	75.50%	9.015%	603	75.46%
5.01 - 10.00	105	2,847,152.30	1.13	11.125	603	82.44
10.01 - 15.00	200	7,277,763.40	2.88	11.140	593	78.81
15.01 - 20.00	413	17,655,854.58	6.98	10.543	626	87.33
20.01 - 25.00	201	9,161,528.65	3.62	10.589	599	75.51
25.01 - 30.00	147	8,476,103.95	3.35	10.614	601	74.59
30.01 - 35.00	99	6,044,515.86	2.39	10.594	591	75.69
35.01 - 40.00	58	3,654,772.66	1.45	10.232	601	71.74
40.01 - 45.00	37	2,594,593.70	1.03	10.400	595	69.99
45.01 - 50.00	13	706,437.93	0.28	10.615	623	70.42
50.01 - 55.00	10	939,642.72	0.37	11.260	595	68.35
55.01 - 60.00	19	1,397,354.18	0.55	10.642	582	66.12
60.01 - 65.00	3	234,148.16	0.09	9.997	592	60.10
65.01 - 70.00	4	127,422.85	0.05	10.163	633	43.83
70.01 - 75.00	2	66,624.67	0.03	11.171	641	69.19
75.01 - 80.00	6	433,133.18	0.17	10.244	612	64.95
80.01 - 85.00	3	143,251.19	0.06	11.109	597	72.94
85.01 – 90.00	1	19,381.02	0.01	14.750	555	54.69
95.01 – 100.00	4	163,493.69	0.06	9.357	676	25.16
Total	3,795	252,869,066.36	100.00%	9.415%	604	76.15%

_____________________

(1)

Applies only to Home Equity Loans in the second lien position.  The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgage property at the date of origination of the Home Equity Loan.

PRODUCT TYPE OF GROUP I HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Fixed	3,454	$232,948,459.48	92.12%	9.360%	603	75.31%
Fixed IO	15	3,415,509.81	1.35	6.762	615	76.26
Balloon	326	16,505,097.07	6.53	10.743	615	88.04
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

PREPAYMENT PENALTY OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Prepayment Penalty	2,127	$159,718,361.16	63.16%	9.067%	603	76.59%
No Prepayment Penalty	1,668	93,150,705.20	36.84	10.011	605	75.41
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Cash Out Refinance	2,908	$189,607,939.18	74.98%	9.453%	602	74.03%
Rate / Term Refinance	494	40,139,645.91	15.87	9.045	604	80.25
Purchase	393	23,121,481.27	9.14	9.746	619	86.46
Total	3,795	$252,869,066.36	100.00%	9.415%	604	76.15%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$154,285.77	$4,991.72 to $976,520.67
Wtd. Avg. Coupon Rate (approximate)	7.522%	4.600% to 15.00%
Wtd. Avg. Gross Margin (approximate)	5.537%	1.000% to 11.150%
Wtd. Avg. Maximum Rate (approximate) (1)	14.503%	10.600% to 21.490%
Wtd. Avg. Minimum Rate (approximate) (1)	7.522%	4.600% to 14.490%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	80.61%	6.76% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 Months	180 to 360 Months
Wtd. Avg. Remaining Term to Maturity (approximate)	356 Months	88 to 360 Months
Wtd. Avg. Original Credit Score (approximate)	592	450 to 805
Maximum Seasoning	93 Months
% of Second Liens	0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$3,130,497.23
All Other Properties	$740,526,932.23
2/28 Adjustable Rate Interest Only Loans (2)	12.84%
3/27 Adjustable Rate Interest Only Loans (3)	5.13%
Latest Maturity Date	September 1, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	$0.00
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (4)…..………………………………………………….	0.28%
Six-Month Adjustable Rate Loans (5)
Percentage of Aggregate Outstanding
Group II Principal Loan Balance	0.53%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	4 Months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	1.044%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.044%
2/28 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	79.86%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	22 Months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.723%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.351%
3/27 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	19.26%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	34 Months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.956%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.390%
5/25 Adjustable Rate Loans (9)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.34%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	60 Months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.000%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (6)	2.000%

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

"2/28 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 24 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(3)

"3/27 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 36 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(4)

Approximately 41.44% of the aggregate outstanding loan balance of the Group II Home Equity Loans had first monthly payments due on or after August 1, 2005, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(5)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(6)

Above the then current coupon rate.

(7)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  "2/28 Adjustable Rate Loans" include 2/28 Adjustable Rate Interest Only Loans.

(8)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  "3/27 Adjustable Rate Loans" include 3/27 Adjustable Rate Interest Only Loans.

(9)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Arizona	208	$34,522,608.35	4.64%	7.450%	588	81.54%
Arkansas	15	1,122,659.82	0.15	8.645	594	87.07
California	628	172,124,590.30	23.15	6.64	613	78.37
Colorado	92	16,063,863.34	2.16	6.981	603	84.72
Connecticut	62	12,365,240.29	1.66	7.642	576	80.03
Delaware	26	3,528,046.12	0.47	7.644	578	77.21
District of Columbia	1	141,019.19	0.02	10.000	606	90.00
Florida	478	75,613,526.91	10.17	7.287	588	80.92
Georgia	146	19,631,814.11	2.64	8.361	591	84.60
Idaho	23	2,867,450.38	0.39	7.959	595	83.82
Illinois	30	3,901,583.00	0.52	8.327	591	84.16
Indiana	139	13,963,935.35	1.88	8.231	573	85.12
Iowa	51	4,227,506.76	0.57	8.727	569	84.32
Kansas	30	2,471,070.82	0.33	9.216	569	83.93
Kentucky	75	7,746,808.90	1.04	8.126	566	85.72
Louisiana	56	5,064,450.96	0.68	8.355	568	86.03
Maine	16	2,144,468.56	0.29	7.587	594	84.06
Maryland	162	30,121,761.22	4.05	7.511	589	79.23
Massachusetts	49	11,093,878.80	1.49	7.266	609	75.49
Michigan	134	16,015,413.37	2.15	8.242	584	83.07
Minnesota	46	7,571,871.55	1.02	7.836	582	82.16
Mississippi	14	995,014.95	0.13	10.045	571	84.62
Missouri	95	9,603,729.37	1.29	8.427	574	84.86
Montana	5	616,404.35	0.08	7.653	608	80.86
Nebraska	23	2,303,373.14	0.31	7.933	605	85.89
Nevada	67	14,331,240.02	1.93	7.206	593	81.85
New Hampshire	19	3,024,359.44	0.41	7.287	606	80.53
New Jersey	104	21,418,213.30	2.88	7.666	592	76.56
New Mexico	44	4,802,809.41	0.65	8.253	594	80.88
New York	135	23,994,308.65	3.23	7.891	595	75.85
North Carolina	176	17,904,782.44	2.41	8.941	569	83.30
North Dakota	2	200,062.12	0.03	7.387	596	82.17
Ohio	219	23,619,594.33	3.18	8.240	571	84.92
Oklahoma	53	4,630,714.01	0.62	8.087	587	84.86
Oregon	37	5,484,361.39	0.74	7.413	597	80.63
Pennsylvania	180	18,914,810.01	2.54	8.241	566	81.48
Rhode Island	25	4,876,766.02	0.66	7.137	604	76.63
South Carolina	52	6,101,796.65	0.82	8.438	580	85.63
South Dakota	3	239,152.47	0.03	7.029	594	81.00
Tennessee	108	10,661,369.33	1.43	8.149	580	87.10
Texas	480	47,797,104.17	6.43	8.092	586	78.77
Utah	41	5,023,802.42	0.68	7.370	611	84.04
Vermont	5	1,255,244.53	0.17	7.747	599	79.86
Virginia	222	39,558,924.56	5.32	7.410	582	79.19
Washington	133	21,387,064.96	2.88	7.162	603	81.35
West Virginia	47	5,243,585.15	0.71	8.402	556	82.23
Wisconsin	57	6,439,796.48	0.87	8.683	580	84.27
Wyoming	7	925,477.69	0.12	7.923	608	75.32
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP II HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.01 - 15.00	5	$323,024.95	0.04%	6.965%	616	10.23%
15.01 - 20.00	8	573,749.27	0.08	7.840	631	18.10
20.01 - 25.00	14	1,161,807.41	0.16	7.674	597	22.36
25.01 - 30.00	10	898,176.79	0.12	8.517	552	28.59
30.01 - 35.00	20	2,031,748.56	0.27	7.305	633	32.65
35.01 - 40.00	23	2,386,236.17	0.32	7.375	588	38.23
40.01 - 45.00	34	4,097,404.44	0.55	7.207	606	43.35
45.01 - 50.00	61	7,146,016.85	0.96	7.289	588	47.83
50.01 - 55.00	67	7,872,087.53	1.06	7.102	595	52.82
55.01 - 60.00	88	11,456,898.57	1.54	7.092	586	57.70
60.01 - 65.00	145	22,298,767.99	3.00	7.239	598	62.88
65.01 - 70.00	215	32,838,041.98	4.42	7.382	592	67.91
70.01 - 75.00	333	53,649,105.26	7.21	7.278	592	73.09
75.01 - 80.00	1,297	209,235,681.54	28.14	7.202	614	79.10
80.01 - 85.00	698	105,960,315.23	14.25	7.821	579	82.72
85.01 - 90.00	1,238	190,851,124.92	25.66	7.854	582	88.65
90.01 - 95.00	535	87,021,903.68	11.70	7.539	576	91.41
95.01 - 100.00	29	3,855,338.32	0.52	8.985	618	99.16
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 80.61%.

COUPON RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
4.501 - 5.000	2	$484,574.09	0.07%	4.682%	645	60.44%
5.001 - 5.500	39	10,327,516.43	1.39	5.455	648	78.74
5.501 - 6.000	282	63,963,734.88	8.60	5.874	637	77.82
6.001 - 6.500	690	140,735,733.65	18.92	6.312	627	78.16
6.501 - 7.000	728	134,894,662.41	18.14	6.807	610	80.18
7.001 - 7.500	493	80,191,256.74	10.78	7.295	592	81.29
7.501 - 8.000	606	88,808,607.94	11.94	7.800	575	82.31
8.001 - 8.500	422	59,435,312.30	7.99	8.302	563	83.78
8.501 - 9.000	480	60,874,979.30	8.19	8.808	552	83.48
9.001 - 9.500	285	32,619,529.22	4.39	9.299	544	81.53
9.501 - 10.000	326	34,180,446.06	4.60	9.800	542	80.69
10.001 - 10.500	147	12,653,951.30	1.70	10.307	556	80.12
10.501 - 11.000	148	11,778,587.53	1.58	10.790	548	78.76
11.001 - 11.500	70	5,447,607.46	0.73	11.247	546	83.16
11.501 - 12.000	55	4,321,486.42	0.58	11.775	543	85.66
12.001 - 12.500	19	1,320,943.32	0.18	12.373	537	80.45
12.501 - 13.000	15	752,634.68	0.10	12.848	544	76.48
13.001 - 13.500	7	390,922.27	0.05	13.233	534	85.84
13.501 - 14.000	4	352,891.85	0.05	13.814	566	78.62
14.001 - 14.500	1	50,344.77	0.01	14.490	0	80.09
14.501 - 15.000	1	71,706.84	0.01	15.000	513	80.00
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home Equity Loans is approximately 7.522%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS(1)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.001 - 2.000	2	$365,878.29	0.05%	8.770%	553	90.00%
2.001 - 2.500	12	2,666,866.77	0.36	5.754	622	70.37
2.501 - 3.000	3	657,169.33	0.09	6.270	633	85.57
3.001 - 3.500	16	3,524,030.81	0.47	5.701	645	80.84
3.501 - 4.000	182	41,847,792.39	5.63	5.818	636	78.93
4.001 - 4.500	684	140,905,038.61	18.95	6.251	631	77.72
4.501 - 5.000	701	130,645,283.89	17.57	6.753	613	79.77
5.001 - 5.500	576	93,708,628.66	12.60	7.232	593	81.82
5.501 - 6.000	598	86,767,071.58	11.67	7.807	577	81.71
6.001 - 6.500	526	70,285,346.43	9.45	8.335	565	83.79
6.501 - 7.000	507	64,471,861.67	8.67	8.740	553	83.52
7.001 - 7.500	363	43,802,764.10	5.89	9.108	552	81.78
7.501 - 8.000	298	32,795,543.17	4.41	9.663	544	80.70
8.001 - 8.500	158	15,147,856.89	2.04	10.112	548	78.61
8.501 - 9.000	112	9,353,703.82	1.26	10.454	547	77.56
9.001 - 9.500	65	5,444,722.39	0.73	10.853	548	78.77
9.501 - 10.000	13	1,022,267.41	0.14	11.341	534	80.65
10.001 - 10.500	3	189,615.63	0.03	11.089	571	72.36
10.501 - 11.000	1	55,987.62	0.01	13.150	539	80.00
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 5.537%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
10.501 - 11.000	2	$484,574.09	0.07%	4.682%	645	60.44%
11.001 - 11.500	3	542,572.97	0.07	5.240	662	53.86
11.501 - 12.000	7	1,693,846.70	0.23	5.780	614	70.38
12.001 - 12.500	41	10,760,821.91	1.45	5.535	643	79.38
12.501 - 13.000	280	63,322,864.89	8.52	5.893	638	78.10
13.001 - 13.500	693	141,241,219.03	18.99	6.321	627	78.23
13.501 - 14.000	731	135,708,884.21	18.25	6.820	609	80.15
14.001 - 14.500	493	80,376,702.16	10.81	7.321	591	81.29
14.501 - 15.000	605	88,202,360.08	11.86	7.812	575	82.32
15.001 - 15.500	420	58,298,157.16	7.84	8.319	562	83.72
15.501 - 16.000	491	61,450,723.45	8.26	8.831	552	83.71
16.001 - 16.500	283	32,292,723.65	4.34	9.311	544	81.58
16.501 - 17.000	314	32,944,789.03	4.43	9.807	541	80.41
17.001 - 17.500	141	12,084,047.97	1.62	10.312	555	80.25
17.501 - 18.000	146	11,752,571.48	1.58	10.824	547	78.72
18.001 - 18.500	69	5,311,347.37	0.71	11.247	546	83.37
18.501 - 19.000	55	4,321,486.42	0.58	11.775	543	85.66
19.001 - 19.500	19	1,320,943.32	0.18	12.373	537	80.45
19.501 - 20.000	15	752,634.68	0.10	12.848	544	76.48
20.001 - 20.500	7	390,922.27	0.05	13.233	534	85.84
20.501 – 21.000	4	352,891.85	0.05	13.814	566	78.62
21.001 - 21.500	1	50,344.77	0.01	14.490	0	80.09
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 14.503%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
September 2005	15	$896,500.75	0.12%	11.571%	570	85.54%
October 2005	83	5,805,609.96	0.78	11.175	561	84.91
November 2005	72	5,778,107.81	0.78	10.772	556	82.95
December 2005	44	4,050,000.40	0.54	10.363	551	82.71
January 2006	11	1,041,472.38	0.14	10.371	561	82.42
February 2006	17	1,313,672.60	0.18	10.738	584	78.79
March 2006	35	2,901,097.29	0.39	10.553	550	86.27
April 2006	1	206,466.64	0.03	6.020	653	77.78
June 2006	2	294,265.53	0.04	7.082	650	83.89
July 2006	2	202,601.08	0.03	7.724	586	81.65
September 2006	4	440,385.79	0.06	7.205	555	79.87
October 2006	1	113,844.03	0.02	6.800	575	75.49
November 2006	2	323,624.92	0.04	8.050	548	83.53
December 2006	3	292,726.46	0.04	8.137	582	79.25
January 2007	9	1,559,473.15	0.21	7.446	581	86.92
February 2007	21	3,673,874.83	0.49	7.748	601	85.61
March 2007	12	1,693,380.55	0.23	7.850	618	85.96
April 2007	17	2,751,242.89	0.37	7.553	600	85.96
May 2007	758	114,676,355.04	15.42	7.416	589	79.79
June 2007	1,292	205,631,614.08	27.65	7.531	591	80.06
July 2007	1,166	186,382,799.97	25.06	7.614	591	80.01
August 2007	323	57,190,085.14	7.69	7.349	600	80.19
September 2007	6	797,819.43	0.11	6.755	629	78.35
October 2007	1	89,527.91	0.01	8.830	527	75.00
November 2007	2	283,989.80	0.04	8.310	598	77.16
January 2008	3	471,923.61	0.06	8.861	551	73.75
February 2008	4	887,658.06	0.12	7.311	652	86.05
March 2008	5	828,449.15	0.11	7.432	565	79.72
April 2008	6	1,282,260.19	0.17	7.119	603	88.00
May 2008	191	30,936,970.34	4.16	6.784	611	82.08
June 2008	307	46,740,231.28	6.29	7.150	593	83.09
July 2008	315	48,012,370.56	6.46	7.144	596	82.04
August 2008	79	13,544,878.02	1.82	7.118	600	81.51
June 2010	2	439,582.39	0.06	5.776	500	57.77
July 2010	1	263,760.00	0.04	4.750	624	54.95
August 2010	7	1,738,807.43	0.23	5.837	655	75.29
September 2010	1	120,000.00	0.02	5.300	650	63.16
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.01 – 15,000	2	$17,701.30	0.00%	11.397%	586	62.27%
15,001 - 20,000	2	38,097.80	0.01	11.52	597	73.59
20,001 - 25,000	2	47,395.53	0.01	13.169	549	81.35
25,001 - 30,000	9	241,030.52	0.03	10.313	593	78.24
30,001 - 35,000	32	1,088,792.99	0.15	9.63	572	67.11
35,001 - 40,000	29	1,092,173.21	0.15	10.676	554	75.97
40,001 - 45,000	32	1,368,623.39	0.18	10.16	568	77.77
45,001 - 50,000	106	5,237,306.58	0.70	9.174	574	64.47
50,001 - 55,000	150	7,850,896.76	1.06	9.177	566	77.88
55,001 - 60,000	152	8,773,271.13	1.18	8.836	573	78.62
60,001 - 65,000	152	9,519,767.45	1.28	9.037	566	78.34
65,001 - 70,000	167	11,290,847.47	1.52	8.678	576	79.63
70,001 - 75,000	154	11,208,915.47	1.51	8.696	567	79.22
75,001 - 80,000	168	13,050,858.19	1.75	8.58	568	80.69
80,001 - 85,000	140	11,565,526.15	1.56	8.178	573	79.64
85,001 - 90,000	148	12,972,022.48	1.74	8.205	580	81.23
90,001 - 95,000	138	12,784,584.93	1.72	8.531	581	80.07
95,001 - 100,000	143	13,961,989.90	1.88	8.059	582	78.04
100,001 - 105,000	123	12,664,767.71	1.70	8.147	580	82.49
105,001 - 110,000	148	15,956,521.45	2.15	8.081	579	78.97
110,001 - 115,000	150	16,846,496.62	2.27	7.903	576	80.83
115,001 - 120,000	139	16,369,888.46	2.20	7.96	583	80.29
120,001 - 125,000	113	13,874,507.55	1.87	7.916	587	82.10
125,001 - 130,000	117	14,918,580.13	2.01	7.748	589	82.84
130,001 - 135,000	110	14,582,639.97	1.96	7.839	582	81.97
135,001 - 140,000	104	14,323,471.90	1.93	7.673	589	82.89
140,001 - 145,000	101	14,380,522.66	1.93	7.755	588	82.39
145,001 - 150,000	96	14,172,624.72	1.91	7.581	587	81.11
150,001 - 200,000	720	124,854,343.63	16.79	7.594	588	80.35
200,001 - 250,000	455	101,533,481.09	13.65	7.154	599	80.55
250,001 - 300,000	279	76,229,251.53	10.25	7.053	601	79.94
300,001 - 350,000	185	59,821,277.28	8.04	6.934	596	81.71
350,001 - 400,000	112	41,975,788.89	5.64	6.788	608	81.38
400,001 - 450,000	62	26,245,740.05	3.53	6.768	619	82.90
450,001 - 500,000	40	19,092,439.87	2.57	6.678	628	82.32
500,001 - 550,000	20	10,481,526.34	1.41	6.857	602	82.77
550,001 - 600,000	8	4,694,653.63	0.63	6.984	591	75.67
600,001 - 650,000	3	1,847,610.97	0.25	6.45	601	83.64
650,001 - 700,000	4	2,691,285.83	0.36	6.824	625	81.44
700,001 - 750,000	2	1,479,695.16	0.20	6.048	647	80.92
750,001 - 800,000	2	1,533,992.10	0.21	6.25	605	78.48
950,001 - 1,000,000	1	976,520.67	0.13	5.99	677	78.43
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $154,285.77.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Single Family	3,946	$589,283,037.04	79.24%	7.580%	590	80.60%
PUD	462	98,436,569.35	13.24	7.163	601	82.53
Condominium	162	26,706,926.20	3.59	7.204	605	77.48
Manufactured Housing	140	14,668,649.09	1.97	8.077	592	77.11
Townhome	81	11,431,750.55	1.54	7.304	590	79.20
Two- to Four-Family	29	3,130,497.23	0.42	8.937	605	69.65
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

ORIGINAL TERM TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
120 - 180	2	$32,618.98	0.00%	10.973%	618	65.68%
301 - 360	4,818	743,624,810.48	100	7.522	592	80.61
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

The weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
61 - 120	2	$32,618.98	0.00%	10.973%	618	65.68%
241 - 300	268	20,418,658.87	2.75	11.027	558	84.47
301 - 360	4,550	723,206,151.61	97.25	7.423	593	80.50
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 356 months.

SEASONING OF GROUP II HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0	416	$73,391,590.02	9.87%	7.261%	602	80.27%
1 - 12	4,127	648,832,332.13	87.25	7.443	592	80.52
13 - 24	7	982,229.46	0.13	6.814	614	82.51
61 – 72	174	13,320,597.00	1.79	11.318	550	84.77
85 – 96	96	7,130,680.85	0.96	10.482	574	83.82
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 4 months.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Primary Home	4,774	$740,137,804.05	99.53%	7.510%	592	80.67%
Investment Property	32	2,149,442.76	0.29	10.484	591	70.11
Second Home	14	1,370,182.65	0.18	9.295	613	65.12
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

LIEN POSITIONS OF GROUP II HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
First Lien	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Full Documentation	4,298	$641,465,476.34	86.26%	7.578%	586	81.62%
Stated Income	467	93,207,088.54	12.53	7.132	630	74.03
Limited Documentation	55	8,984,864.58	1.21	7.605	614	76.69
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
A+	544	$102,490,367.86	13.78%	6.283%	653	78.52%
A1	1,946	339,680,506.49	45.68	6.981	614	80.68
A2	1,305	178,891,556.53	24.06	8.151	555	83.44
B	691	86,648,684.79	11.65	8.882	532	79.73
C1	222	22,878,390.15	3.08	9.627	543	75.69
C2	108	12,706,434.50	1.71	10.003	539	70.82
D	4	361,489.14	0.05	10.428	549	63.62
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Not Available(3)	8	$595,921.71	0.08%	10.651%	0	77.11%
426 - 450	1	88,731.11	0.01	11.750	450	80.00
451 - 475	6	351,637.81	0.05	11.674	469	72.28
476 - 500	48	5,917,715.70	0.80	9.315	493	79.68
501 - 525	530	65,220,782.55	8.77	9.048	513	80.38
526 - 550	858	118,169,801.57	15.89	8.355	537	82.95
551 - 575	785	112,048,125.53	15.07	7.883	563	82.30
576 - 600	840	124,879,743.10	16.79	7.469	589	80.28
601 - 625	741	124,071,557.77	16.68	7.034	612	79.14
626 - 650	489	89,173,276.65	11.99	6.703	638	80.26
651 - 675	258	54,063,243.77	7.27	6.439	662	79.58
676 - 700	131	26,642,295.08	3.58	6.435	686	78.10
701 - 725	60	11,049,236.50	1.49	6.412	712	76.53
726 - 750	25	4,604,500.76	0.62	6.415	738	78.04
751 - 775	25	3,882,689.58	0.52	6.456	761	79.21
776 - 800	13	2,604,505.30	0.35	6.394	788	81.53
801 - 820	2	293,664.97	0.04	6.648	805	62.53
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

_____________________

(1)

The weighted average Original Credit Score of the Group II Home Equity Loans (excluding 8 Group II Home Equity Loans for which a credit score is not available) is approximately 592.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
2/28 ARM	3,476	$498,444,590.41	67.03%	7.814%	583	80.22%
3/27 ARM	725	105,121,518.20	14.14	7.320	584	83.05
IO 2/28 ARM	376	95,463,020.28	12.84	6.632	633	80.24
IO 3/27 ARM	189	38,123,616.87	5.13	6.403	639	80.47
5/25 ARM	11	2,562,149.82	0.34	5.689	625	69.63
6-Month ARM	43	3,942,533.88	0.53	9.579	552	81.24
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Prepayment Penalty	3,076	$482,444,582.98	64.87%	7.414%	590	81.26%
No Prepayment Penalty	1,744	261,212,846.48	35.13	7.723	597	79.40
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Cash Out Refinance	3,222	$487,666,211.25	65.58%	7.555%	587	79.14%
Rate / Term Refinance	858	132,195,792.43	17.78	7.713	587	83.19
Purchase	740	123,795,425.78	16.65	7.192	617	83.64
Total	4,820	$743,657,429.46	100.00%	7.522%	592	80.61%

BOND SUMMARY (TO CALL / MATURITY)

Class AF-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.96	1.42	1.00	0.82	0.65	0.55
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	50	35	23	18	14	11
Payment Windows (mos.)	50	35	23	18	14	11
Class AF-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.96	1.42	1.00	0.82	0.65	0.55
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	50	35	23	18	14	11
Payment Windows (mos.)	50	35	23	18	14	11

Class AF-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.95	3.44	2.20	1.72	1.31	1.06
First Principal Payment Date	50	35	23	18	14	11
Last Principal Payment Date	68	46	29	22	17	13
Payment Windows (mos.)	19	12	7	5	4	3
Class AF-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.95	3.44	2.20	1.72	1.31	1.06
First Principal Payment Date	50	35	23	18	14	11
Last Principal Payment Date	68	46	29	22	17	13
Payment Windows (mos.)	19	12	7	5	4	3

Class AF-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.78	4.57	3.00	2.02	1.61	1.27
First Principal Payment Date	68	46	29	22	17	13
Last Principal Payment Date	98	63	53	24	20	16
Payment Windows (mos.)	31	18	25	3	4	4
Class AF-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.78	4.57	3.00	2.02	1.61	1.27
First Principal Payment Date	68	46	29	22	17	13
Last Principal Payment Date	98	63	53	24	20	16
Payment Windows (mos.)	31	18	25	3	4	4

BOND SUMMARY (TO CALL / MATURITY)

Class AF-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.58	6.91	5.00	2.12	1.74	1.39
First Principal Payment Date	98	63	53	24	20	16
Last Principal Payment Date	157	111	68	26	21	17
Payment Windows (mos.)	60	49	16	3	2	2
Class AF-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.58	6.91	5.00	2.12	1.74	1.39
First Principal Payment Date	98	63	53	24	20	16
Last Principal Payment Date	157	111	68	26	21	17
Payment Windows (mos.)	60	49	16	3	2	2

Class AF-5 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	13.98	9.61	6.56	2.35	1.83	1.51
First Principal Payment Date	157	111	68	26	21	17
Last Principal Payment Date	168	115	81	30	22	19
Payment Windows (mos.)	12	5	14	5	2	3
Class AF-5 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	18.28	13.75	9.02	2.35	1.83	1.51
First Principal Payment Date	157	111	68	26	21	17
Last Principal Payment Date	320	254	185	30	22	19
Payment Windows (mos.)	164	144	118	5	2	3

Class AF-6 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	8.11	7.20	6.14	2.62	1.92	1.64
First Principal Payment Date	37	38	51	30	22	19
Last Principal Payment Date	168	115	81	32	23	20
Payment Windows (mos.)	132	78	31	3	2	2
Class AF-6 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	8.17	7.40	6.74	2.62	1.92	1.64
First Principal Payment Date	37	38	51	30	22	19
Last Principal Payment Date	318	252	183	32	23	20
Payment Windows (mos.)	282	215	133	3	2	2

BOND SUMMARY (TO CALL / MATURITY)

Class AV-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.62	1.20	1.00	0.74	0.61	0.52
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	39	25	21	15	12	10
Payment Windows (mos.)	39	25	21	15	12	10
Class AV-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.62	1.20	1.00	0.74	0.61	0.52
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	39	25	21	15	12	10
Payment Windows (mos.)	39	25	21	15	12	10

Class AV-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.91	4.37	2.69	1.68	1.33	1.05
First Principal Payment Date	39	25	21	15	12	10
Last Principal Payment Date	168	115	81	24	20	15
Payment Windows (mos.)	130	91	61	10	9	6
Class AV-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	7.26	4.51	2.84	1.68	1.33	1.05
First Principal Payment Date	39	25	21	15	12	10
Last Principal Payment Date	299	211	161	24	20	15
Payment Windows (mos.)	261	187	141	10	9	6

Class M-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.28	4.99	4.36	2.66	1.93
First Principal Payment Date	53	38	47	32	23	20
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	78	35	21	13	8
Class M-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.18	6.99	5.51	7.47	4.59	2.91
First Principal Payment Date	53	38	47	32	23	20
Last Principal Payment Date	290	219	158	131	93	70
Payment Windows (mos.)	238	182	112	100	71	51

BOND SUMMARY (TO CALL / MATURITY)

Class M-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.28	4.85	4.37	2.95	2.29
First Principal Payment Date	53	37	44	52	35	27
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	79	38	1	1	1
Class M-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.16	6.97	5.35	5.22	3.83	3.26
First Principal Payment Date	53	37	44	53	38	32
Last Principal Payment Date	283	212	152	104	73	55
Payment Windows (mos.)	231	176	109	52	36	24

Class M-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.27	4.77	4.22	2.93	2.29
First Principal Payment Date	53	37	42	47	33	27
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	79	40	6	3	1
Class M-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.14	6.95	5.26	4.57	3.23	2.64
First Principal Payment Date	53	37	42	47	33	28
Last Principal Payment Date	274	203	145	99	69	52
Payment Windows (mos.)	222	167	104	53	37	25

Class M-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.27	4.72	3.95	2.75	2.24
First Principal Payment Date	53	37	41	44	31	25
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	79	41	9	5	3
Class M-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.11	6.93	5.19	4.29	2.99	2.42
First Principal Payment Date	53	37	41	44	31	25
Last Principal Payment Date	267	195	140	95	66	49
Payment Windows (mos.)	215	159	100	52	36	25

BOND SUMMARY (TO CALL / MATURITY)

Class M-5 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.27	4.69	3.78	2.60	2.14
First Principal Payment Date	53	37	40	41	29	24
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	79	42	12	7	4
Class M-5 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.09	6.90	5.14	4.10	2.83	2.30
First Principal Payment Date	53	37	40	41	29	24
Last Principal Payment Date	260	189	135	91	63	47
Payment Windows (mos.)	208	153	96	51	35	24

Class M-6 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.27	4.66	3.65	2.49	2.08
First Principal Payment Date	53	37	40	39	27	23
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	79	42	14	9	5
Class M-6 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.05	6.87	5.09	3.95	2.70	2.23
First Principal Payment Date	53	37	40	39	27	23
Last Principal Payment Date	251	181	129	87	60	45
Payment Windows (mos.)	199	145	90	49	34	23

Class M-7 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.27	4.64	3.54	2.41	2.03
First Principal Payment Date	53	37	39	38	26	23
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	79	43	15	10	5
Class M-7 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.99	6.82	5.03	3.82	2.61	2.17
First Principal Payment Date	53	37	39	38	26	23
Last Principal Payment Date	242	174	123	82	57	43
Payment Windows (mos.)	190	138	85	45	32	21

BOND SUMMARY (TO CALL / MATURITY)

Class B-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.27	4.62	3.46	2.35	1.98
First Principal Payment Date	53	37	38	36	25	22
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	79	44	17	11	6
Class B-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.91	6.75	4.96	3.70	2.51	2.10
First Principal Payment Date	53	37	38	36	25	22
Last Principal Payment Date	230	163	116	77	53	40
Payment Windows (mos.)	178	127	79	42	29	19

Class B-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.29	6.27	4.60	3.40	2.34	1.97
First Principal Payment Date	53	37	38	35	25	22
Last Principal Payment Date	168	115	81	52	35	27
Payment Windows (mos.)	116	79	44	18	11	6
Class B-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.79	6.66	4.88	3.60	2.47	2.07
First Principal Payment Date	53	37	38	35	25	22
Last Principal Payment Date	215	151	107	70	48	36
Payment Windows (mos.)	163	115	70	36	24	15

Net WAC Rate related to the Group II Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	11/25/2005	N/A	N/A	42	4/25/2009	12.86	12.86
2	12/25/2005	7.01	9.00	43	5/25/2009	13.29	13.29
3	1/25/2006	6.79	9.00	44	6/25/2009	12.86	12.86
4	2/25/2006	6.81	9.00	45	7/25/2009	13.29	13.29
5	3/25/2006	7.53	9.00	46	8/25/2009	13.28	13.28
6	4/25/2006	6.80	9.00	47	9/25/2009	13.29	13.29
7	5/25/2006	7.03	9.00	48	10/25/2009	13.73	13.73
8	6/25/2006	6.80	9.00	49	11/25/2009	13.29	13.29
9	7/25/2006	7.04	9.00	50	12/25/2009	13.73	13.73
10	8/25/2006	6.83	9.00	51	1/25/2010	13.29	13.29
11	9/25/2006	6.83	9.00	52	2/25/2010	13.52	13.52
12	10/25/2006	7.06	9.00	53	3/25/2010	14.97	14.97
13	11/25/2006	6.83	9.00	54	4/25/2010	13.52	13.52
14	12/25/2006	7.06	9.00	55	5/25/2010	13.97	13.97
15	1/25/2007	6.84	9.00	56	6/25/2010	13.52	13.52
16	2/25/2007	6.85	9.00	57	7/25/2010	13.97	13.97
17	3/25/2007	7.59	9.00	58	8/25/2010	13.52	13.52
18	4/25/2007	6.85	9.00	59	9/25/2010	13.52	13.52
19	5/25/2007	7.08	9.00	60	10/25/2010	13.98	13.98
20	6/25/2007	6.85	9.00	61	11/25/2010	13.53	13.53
21	7/25/2007	7.10	9.00	62	12/25/2010	13.98	13.98
22	8/25/2007	8.79	9.00	63	1/25/2011	13.53	13.53
23	9/25/2007	8.95	9.00	64	2/25/2011	13.53	13.53
24	10/25/2007	9.26	9.26	65	3/25/2011	14.98	14.98
25	11/25/2007	8.96	9.00	66	4/25/2011	13.53	13.53
26	12/25/2007	9.27	9.27	67	5/25/2011	13.98	13.98
27	1/25/2008	8.98	9.00	68	6/25/2011	13.53	13.53
28	2/25/2008	9.94	9.94	69	7/25/2011	13.98	13.98
29	3/25/2008	10.71	10.71	70	8/25/2011	13.53	13.53
30	4/25/2008	10.02	10.02	71	9/25/2011	13.53	13.53
31	5/25/2008	10.35	10.35	72	10/25/2011	13.99	13.99
32	6/25/2008	10.02	10.02	73	11/25/2011	13.54	13.54
33	7/25/2008	10.38	10.38	74	12/25/2011	13.99	13.99
34	8/25/2008	11.53	11.53	75	1/25/2012	13.54	13.54
35	9/25/2008	11.62	11.62	76	2/25/2012	13.54	13.54
36	10/25/2008	12.01	12.01	77	3/25/2012	14.47	14.47
37	11/25/2008	11.62	11.62	78	4/25/2012	13.54	13.54
38	12/25/2008	12.01	12.01	79	5/25/2012	13.99	13.99
39	1/25/2009	11.64	11.64	80	6/25/2012	13.54	13.54
40	2/25/2009	12.80	12.80	81	7/25/2012	13.99	13.99
41	3/25/2009	14.24	14.24	82	8/25/2012	13.54	13.54

_____________________

(1)

Assumes One-Month LIBOR, Six-Month LIBOR and One-Year LIBOR equal 3.864%, 4.255% and 4.440%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR, Six-Month LIBOR and One-Year LIBOR equal 3.864%, 4.255% and 4.440%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

Net WAC Rate related to the Subordinate Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	11/25/2005	N/A	N/A	42	4/25/2009	13.03	13.03
2	12/25/2005	7.01	9.00	43	5/25/2009	13.54	13.54
3	1/25/2006	6.80	9.01	44	6/25/2009	13.18	13.18
4	2/25/2006	6.82	9.01	45	7/25/2009	13.71	13.71
5	3/25/2006	7.55	9.01	46	8/25/2009	13.82	13.82
6	4/25/2006	6.82	9.01	47	9/25/2009	13.94	13.94
7	5/25/2006	7.04	9.01	48	10/25/2009	14.52	14.52
8	6/25/2006	6.82	9.01	49	11/25/2009	14.18	14.18
9	7/25/2006	7.06	9.02	50	12/25/2009	14.79	14.79
10	8/25/2006	6.84	9.02	51	1/25/2010	14.47	14.47
11	9/25/2006	6.85	9.02	52	2/25/2010	14.86	14.86
12	10/25/2006	7.07	9.02	53	3/25/2010	16.42	16.42
13	11/25/2006	6.85	9.02	54	4/25/2010	14.78	14.78
14	12/25/2006	7.08	9.02	55	5/25/2010	15.23	15.23
15	1/25/2007	6.86	9.02	56	6/25/2010	14.70	14.70
16	2/25/2007	6.88	9.02	57	7/25/2010	15.14	15.14
17	3/25/2007	7.62	9.03	58	8/25/2010	14.61	14.61
18	4/25/2007	6.88	9.03	59	9/25/2010	14.56	14.56
19	5/25/2007	7.11	9.03	60	10/25/2010	15.00	15.00
20	6/25/2007	6.88	9.03	61	11/25/2010	14.47	14.47
21	7/25/2007	7.13	9.03	62	12/25/2010	14.90	14.90
22	8/25/2007	8.78	9.00	63	1/25/2011	14.37	14.37
23	9/25/2007	8.95	8.99	64	2/25/2011	14.32	14.32
24	10/25/2007	9.25	9.25	65	3/25/2011	15.79	15.79
25	11/25/2007	8.96	8.99	66	4/25/2011	14.21	14.21
26	12/25/2007	9.26	9.26	67	5/25/2011	14.62	14.62
27	1/25/2008	8.97	8.99	68	6/25/2011	14.10	14.10
28	2/25/2008	9.91	9.91	69	7/25/2011	14.51	14.51
29	3/25/2008	10.68	10.68	70	8/25/2011	13.98	13.98
30	4/25/2008	9.99	9.99	71	9/25/2011	13.92	13.92
31	5/25/2008	10.32	10.32	72	10/25/2011	14.33	14.33
32	6/25/2008	9.99	9.99	73	11/25/2011	13.80	13.80
33	7/25/2008	10.34	10.34	74	12/25/2011	14.20	14.20
34	8/25/2008	11.46	11.46	75	1/25/2012	13.67	13.67
35	9/25/2008	11.54	11.54	76	2/25/2012	13.61	13.61
36	10/25/2008	11.93	11.93	77	3/25/2012	14.47	14.47
37	11/25/2008	11.54	11.54	78	4/25/2012	13.54	13.54
38	12/25/2008	11.96	11.96	79	5/25/2012	13.99	13.99
39	1/25/2009	11.63	11.63	80	6/25/2012	13.54	13.54
40	2/25/2009	12.85	12.85	81	7/25/2012	13.99	13.99
41	3/25/2009	14.36	14.36	82	8/25/2012	13.54	13.54

_____________________

(1)

Assumes One-Month LIBOR, Six-Month LIBOR and One-Year LIBOR equal 3.864%, 4.255% and 4.440%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR, Six-Month LIBOR and One-Year LIBOR equal 3.864%, 4.255% and 4.440%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

BREAKEVEN CDR TABLE

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% Fixed Rate Mortgage PPC for Fixed Rate Mortgages and 100% Adjustable Rate Mortgage PPC for Adjustable Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	31.91	22.15%	33.17	22.65%
Class M-2	25.61	19.39%	26.80	19.94%
Class M-3	21.80	17.47%	22.94	18.06%
Class M-4	19.17	16.01%	20.27	16.63%
Class M-5	16.73	14.54%	17.80	15.20%
Class M-6	14.64	13.19%	15.67	13.87%
Class M-7	12.55	11.74%	13.57	12.46%
Class B-1	10.79	10.43%	11.78	11.17%
Class B-2	9.49	9.40%	10.46	10.17%